PGIM Rock ETF Trust
PGIM US Large-Cap Buffer 12 ETF – July
PGIM US Large-Cap Buffer 20 ETF – July
(each a “Fund” and collectively the “Funds”)
Supplement dated May 8, 2024
to the Funds’ Currently Effective Prospectus and Summary Prospectus
As described in detail in the Funds’ prospectus and summary prospectus, an investment in shares of a Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the entire Target Outcome Period. All references to the upside cap (net) are deleted in their entirety and replaced with the corresponding cap (net) set forth in the table below. The Target Outcome Period for each Fund commenced on May 8, 2024 and will end on June 30, 2024.
An investment in a Fund over the course of the Target Outcome Period will be subject to such Fund’s Cap as set forth in the table below.
Fund Name	Ticker	Cap
PGIM US Large-Cap Buffer 12 ETF - July	JULP	Gross: 2.02% Net: 1.95%*
PGIM US Large-Cap Buffer 20 ETF - July	PBJL	Gross: 1.85% Net: 1.78%*
* Takes into account the Fund’s unitary management fee pro-rata for the Target Outcome Period.
LR1473